Securian Funds Trust

Supplement dated November 15, 2017 to the Prospectus of Securian Funds Trust dated May 1, 2017.

Sub-Adviser Change

Advantus Capital Management, Inc. (Advantus) terminated its investment sub-advisory agreement with FIAM LLC (Pyramis) effective November 19, 2017. Effective November 20, 2017, Wellington Management Company LLP (Wellington Management) will provide sub-advisory services to the Fund pursuant to a sub-advisory agreement between Advantus and Wellington Management.

Fund Name Change

As a result of the sub-adviser change from Pyramis to Wellington Management, the Fund name will change to SFT Wellington Core Equity Fund effective November 20, 2017.

Other Changes

The section entitled “Summary: SFT Pyramis® Core Equity Fund” on page 59 is replaced with the following:

Summary: SFT Wellington Core Equity Fund

SFT Wellington Core Equity Fund: Investment Objective

The Fund seeks growth of capital.

SFT Wellington Core Equity Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.15%	0.15%

Total Annual Fund Operating Expenses	0.80%	1.05%

Please retain this supplement for future reference.

F90353 11-2017

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$82	$255	$444	$990
Class 2	$107	$334	$579	$1,283

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88.8% of the average value of its portfolio.

SFT Wellington Core Equity Fund: Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management Company LLP (Wellington Management), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of the S&P 500® Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

SFT Wellington Core Equity Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Active Management Risk – is the risk that the investment adviser’s or investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲

Investment Strategy Risk – the risk that, if the portfolio managers’ investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.

▲

Market Risk – is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by the Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by the Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by the Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

▲

Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

SFT Wellington Core Equity Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 4Q ’15): 5.34%
Worst Quarter (ended 3Q ’15): -8.48%

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

Average Annual Total Return (for periods ending December 31, 2016)
	1 Year	5 Years	10 years	Inception
SFT Wellington Core Equity Fund — Class 1 (inception 5/1/14)	5.09%	—	—	6.51%
SFT Wellington Core Equity Fund — Class 2	4.83%	—	—	6.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	—

SFT Wellington Core Equity Fund: Management

The Fund is advised by Advantus Capital Management, Inc. and sub-advised by Wellington Management. The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Mammen Chally, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017
David A. Siegle, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017
Douglas W. McLane, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 66 of this prospectus.

The section describing the SFT Pyramis® Core Equity Fund within the section entitled “Detailed Fund Information” on page 96 is replaced with the following:

SFT Wellington Core Equity Fund

The Fund seeks growth of capital.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management Company LLP (Wellington Management), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of the S&P 500® Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management identifies candidates for fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

As of December 30, 2016, the market capitalization of companies included in the S&P 500® Index ranged from approximately $2.4 billion to $617.6 billion. The market capitalization range of the index changes over time.

Other Non-Principal Investment Strategies. The Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof.

Principal Risks. An investment in the Fund is subject to the following principal risks:

▲ Active Management Risk ▲ Investment Strategy Risk	▲ Market Risk ▲ Risk of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Currency Risk ▲ Derivatives Risk ▲ Exchange Traded Funds Risk ▲ Exchange Traded Notes Risk ▲ Foreign Securities Risk	▲ Investment Company Risk ▲ Mid Size Company Risk ▲ Restricted Securities Risk ▲ Small Company Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

The section entitled “Defining Risks” on page 104 is updated to include the following:

▲

Investment Strategy Risk – the risk that, if the portfolio managers’ investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.

The section entitled “Defining Risks” on page 104 is updated to remove the following:

▲	Issuer-Specific Changes – the risk that the value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

▲

Stock Market Volatility – is the risk that the value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

▲

Value Stock Risk – is the risk that prices of value stocks perform differently than the market as a whole, may decline in value or may never reach the value the fund’s investment adviser or sub-adviser believes to be full market value.

The subsection entitled “FIAM LLC” in the section entitled “Management of the Funds” on page 117 is replaced with the following:

Wellington Management Company LLP

The investment sub-adviser of the SFT Wellington Core Equity Fund is Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management managed approximately $979 billion in assets as of December 31, 2016. Wellington Management provides investment advice and generally conducts the investment management program for the SFT Wellington Core Equity Fund.

The section listing the portfolio managers for the SFT Pyramis® Core Equity Fund on page 122 is replaced with the following:

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Wellington Core Equity Fund	Mammen Chally, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017	Equity Portfolio Manager since November 2017, Wellington Management
	David A. Siegle, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017	Equity Research Analyst since November 2017, Wellington Management
	Douglas W. McLane, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017	Equity Research Analyst since November 2017, Wellington Management

The reference to FIAM LLC and the SFT Pyramis® Core Equity Fund within the list of service providers on page 151 is replaced with the following:

SFT Wellington Core Equity Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

(617) 951-5000

The table and expense example on page 13, under the caption “SFT Advantus Government Money Market Fund: Fees and Expenses,” are replaced by the following:

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.36%
Acquired Fund Fees and Expenses (1)	0.01%

Total Annual Fund Operating Expenses	0.92%
Fee Waiver and/or Expense Reimbursement (2)	0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)	Effective November 1, 2017, Advantus Capital Management, Inc. (Advantus Capital), the Fund’s investment adviser, has contractually agreed, through April 30, 2019, to waive its “management fees” or absorb “other expenses” such that the Fund’s total annual operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses,” will not exceed 0.70% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of the contract term.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and the Fund’s operating expenses remain the same. The example further assumes that the fee waiver and/or expense reimbursement described above is in effect for only one year. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$272	$489	$1,112

The section entitled “Advisory Fees” starting on page 117 is updated to include the following paragraph:

SFT Advantus Government Money Market Fund Expense Limitation Agreement. Effective on November 1, 2017, Advantus Capital and the Trust, on behalf of the SFT Advantus Government Money Market Fund (the “Fund”), have entered into an Expense Limitation Agreement, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2019. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The tables on pages 132, 136, and 138 under the caption “Financial Highlights” are replaced with the following:

SFT Advantus Bond Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$2.120	$2.117	$1.991	$2.004	$1.866

Income from Investment Operations:
Net Investment Income (a)	.059	.059	.058	.054	.047
Net Gains (Losses) (both realized and unrealized)	.033	(.056)	.068	(.067)	.091

Total from Investment Operations	.092	.003	.126	(.013)	.138

Net Asset Value, End of Period	$2.212	$2.120	$2.117	$1.991	$2.004

Total Return (b)	4.37%	0.16%	6.29%	(0.65)%	7.42%
Net Assets, End of Period (in thousands)	$368,156	$382,934	$368,926	$356,034	$360,115
Ratios to Average Net Assets:
Expenses (c)	.74%	.74%	.74%	.76%	.76%
Net Investment Income	2.68%	2.78%	2.82%	2.71%	2.41%
Portfolio Turnover Rate (excluding short-term securities)	249.6%	179.3%	193.5%	235.8%	205.5%

(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

SFT Advantus Index 400 Mid-Cap Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.491	$3.586	$3.283	$2.472	$2.109

Income from Investment Operations:
Net Investment Income (a)	.039	.036	.030	.025	.023
Net Gains (Losses) (both realized and unrealized)	.661	(.131)	.273	.786	.340

Total from Investment Operations	.700	(.095)	.303	.811	.363

Net Asset Value, End of Period	$4.191	$3.491	$3.586	$3.283	$2.472

Total Return (b)	20.04%	(2.63)%	9.24%	32.78%	17.24%
Net Assets, End of Period (in thousands)	$214,408	$185,717	$218,305	$215,884	$180,588
Ratios to Average Net Assets:
Expenses (c)	.51%	.51%	.50%	.53%	.56%
Net Investment Income	1.06%	.98%	.89%	.87%	.99%
Portfolio Turnover Rate (excluding short-term securities)	18.5%	16.1%	12.0%	9.3%	8.0%

(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

SFT Advantus Index 500 Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.693	$7.622	$6.737	$5.115	$4.432

Income from Investment Operations:
Net Investment Income (a)	.136	.124	.110	.095	.088
Net Gains (Losses) (both realized and unrealized)	.744	(.053)	.775	1.527	.595

Total from Investment Operations	.880	.071	.885	1.622	.683

Net Asset Value, End of Period	$8.573	$7.693	$7.622	$6.737	$5.115

Total Return (b)	11.44%	0.93%	13.13%	31.71%	15.42%
Net Assets, End of Period (in thousands)	$609,796	$577,069	$585,532	$540,439	$432,694
Ratios to Average Net Assets:
Expenses (c)	.45%	.46%	.46%	.47%	.49%
Net Investment Income	1.72%	1.61%	1.56%	1.59%	1.80%
Portfolio Turnover Rate (excluding short-term securities)	3.5%	6.1%	4.8%	4.5%	2.6%

(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

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